UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): April 10, 2015
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Springleaf Holdings, Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-36129	27-3379612
State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street, Evansville, Indiana 47708
(Address of principal executive offices)(Zip Code)
(812) 424-8031
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 10, 2015, Springleaf Holdings, Inc. (the “Company”) filed an amended Exhibit 23.1 to include a revised and updated consent from our independent registered public accounting firm, PricewaterhouseCoopers LLP. The consent of PricewaterhouseCoopers LLP which was included in Exhibit 23.1 (the “Original Exhibit 23.1”) in the Company's Form 10-K for the fiscal year ended December 31, 2014 filed on March 16, 2015 did not include a reference to our registration statement on Form S-3 (333-200408). The revised and updated consent attached hereto as Exhibit 23.1 (the “Revised Exhibit 23.1”) supersedes and replaces the Original Exhibit 23.1. The Revised Exhibit 23.1 does not change any previously reported financial results of operations or any disclosures contained in the 2014 Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGLEAF HOLDINGS, INC.
(Registrant)

Date:	April 10, 2015	By:	/s/ Minchung (Macrina) Kgil
Minchung (Macrina) Kgil
Executive Vice President and Chief Financial Officer